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                                 Exhibit 24

                         SPECIAL POWER OF ATTORNEY

               Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints
     James L. Keeler and Delbert L. Seitz, or either of them (with full power to each of them to act alone) as his or her attorneys-in-fact and agents for him or her in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.

               WITNESS the following signatures and seals.

     ________________              __________________________(SEAL)
     Date                          John J. Broaddus

     ________________              __________________________(SEAL)
     Date                          Jane T. Brookshire

     ________________              __________________________(SEAL)
     Date                          George E. Bryan

     ________________              __________________________(SEAL)
     Date                          Charles L. Campbell

     ________________              __________________________(SEAL)
     Date                          Stephen W. Custer

     ________________              __________________________(SEAL)
     Date                          Calvin G. Germroth

     ________________              __________________________(SEAL)
     Date                          William H. Groseclose

     ________________              __________________________(SEAL)
     Date                          J. Craig Hott

     ________________              __________________________(SEAL)
     Date                          Peter A.W. Green


     ________________              __________________________(SEAL)
     Date                          Herman D. Mason


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     ________________              __________________________(SEAL)
     Date                          Charles W. Wampler, Jr.

     ________________              __________________________(SEAL)
     Date                          William D. Wampler

     ________________              __________________________(SEAL)
     Date                          Henry L. Holler

     ________________              __________________________(SEAL)
     Date                          Kenneth D. Marshall

     ________________              __________________________(SEAL)
     Date                          James L. Keeler


     ________________              __________________________(SEAL)
     Date                          James L. Mason

     ________________              __________________________(SEAL)
     Date                          V. Eugene Misner

     ________________              __________________________(SEAL)
     Date                          Delbert L. Seitz

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